SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 17, 2005

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Forms of Performance Accelerated Restricted Stock Agreement – Chief Executive Officer, Performance Accelerated Restricted Stock Agreement – Senior Vice Chairman, and Nonqualified Stock Option Agreement – Chief Executive Officer and Senior Vice Chairman, are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively.

Exhibit Number	Description
99.1	Performance Accelerated Restricted Stock Agreement – Chief Executive Officer.

99.2	Performance Accelerated Restricted Stock Agreement – Senior Vice Chairman.

99.3	Nonqualified Stock Option Agreement – Chief Executive Officer and Senior Vice Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: May 23, 2005

	By:	/s/ Michael A. Bryson
Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Performance Accelerated Restricted Stock Agreement – Chief Executive Officer	Filed herewith

99.2	Performance Accelerated Restricted Stock Agreement – Senior Vice Chairman	Filed herewith

99.3	Nonqualified Stock Option Agreement – Chief Executive Officer and Senior Vice Chairman	Filed herewith